UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

Investment Company Act file number 811-3726

                    DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
                (Exact name of Registrant as specified in charter)

                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:     (212) 922-6000


Date of fiscal year end:        May 31, 2003


Date of reporting period:       May 31, 2003

                                  FORM N-CSR


ITEM 1. REPORTS TO STOCKHOLDERS.

                      Dreyfus

      New York Tax Exempt

      Bond Fund, Inc.

      ANNUAL REPORT May 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            18   Financial Highlights

                            19   Notes to Financial Statements

                            23   Report of Independent Auditors

                            24   Important Tax Information

                            25   Board Members Information

                            27   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                    Dreyfus New York Tax Exempt Bond Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus New York Tax Exempt Bond Fund, Inc. covers the 12-month period from June 1, 2002, through May 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Darcy.

We have recently seen some signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq wound down quickly, without disrupting oil supplies or major incidents of terrorism. Many stock market indices have posted encouraging gains since the start of 2003, although it is uncertain whether such gains will continue. At the same time, an estimated $350 billion in federal tax cuts were signed into law on May 28, and the evidence to date suggests that any adverse impact on municipal bond yields should be minimal. Indeed, rising state and local taxes may make municipal bonds more valuable for investors seeking tax-exempt income.

Of course, problems and concerns remain. In the U.S. economy, unemployment has risen to multiyear highs, and corporations remain reluctant to spend. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. economy is on the path to recovery.

What are the implications for your investments? We believe that municipal bonds may benefit as state and local tax rates rise, making tax-exempt yields more attractive compared to taxable yields for many investors. At the same time, because of ongoing fiscal pressures affecting many states and municipalities, diversification remains important. As for stocks, we currently believe that selectivity among individual companies can be a key factor in the equity markets. However, no one can say for certain what direction the markets will take over time. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 16, 2003




DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

How did Dreyfus New York Tax Exempt Bond Fund, Inc. perform relative to its benchmark?

For the 12-month period ended May 31, 2003, the fund achieved a total return of 9.56% .(1) In comparison, the Lehman Brothers Municipal Bond Index, the fund's benchmark, achieved a total return of 10.36% for the same period.(2) In addition, the fund is reported in the Lipper New York Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in this Lipper category was 9.19% .(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

New York's municipal bond market was primarily influenced by declining interest rates and robust investor demand for high-quality municipal bonds. The fund produced a lower return than that of its benchmark, because the Index contains bonds from many states, not just New York, and does not reflect fees and expenses. However, the fund produced a slightly higher return than its Lipper category average, which we attribute to our focus on high-quality securities.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital. To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal, New York state and New York city personal income taxes. When the fund manager believes that acceptable New York municipal obligations are unavailable for investment, the fund may invest temporarily in municipal obligations that pay income subject to New York state and New York city income taxes, but not federal income tax. The dollar-weighted average maturity of the fund's portfolio normally exceeds ten years, but the fund may invest without regard to maturity. The Fun


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

The  fund  will  invest at least 80% of its assets in investment-grade municipal
bonds    or    the    unrated    equivalent    as   determined   by   Dreyfus.

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest-rate environment and the municipal  bond' s  potential  volatility  in  different  rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund' s assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value. The fund's allocation either to discount bonds or to premium bonds will change along with the portfolio manager' s changing views of the current interest-rate and market environment. The portfolio manager also may look to select bonds that are most
likely    to    obtain    attractive    prices    when    sold.

What other factors influenced the fund's performance?

Much of the reporting period was difficult for New York's bond market. Because the U.S. economy grew only modestly, the state received less revenue from income taxes, sales taxes and capital gains taxes than it had projected. The state balanced its fiscal 2003 budget through spending cutbacks and increased borrowing. The state' s fiscal 2004 budget, which was passed despite Governor Pataki' s objections, included tax hikes for both New York state and New York City residents. While one of the major credit-rating agencies upgraded its outlook for New York City, another agency downgraded the state's credit rating
because    of    ongoing    fiscal    concerns.

The state and city' s fiscal problems and the increase in the supply of newly issued bonds contributed to heightened market volatility throughout the reporting period. The effects of New York's budget problems might have been more severe had it not been for generally favorable market conditions on the national level. The Federal Reserve Board's attempts to stimulate renewed economic growth included a reduction of short-term interest rates in November 2002, which drove bond yields lower and prices higher, contributing positively to the fund's total return.


Because of mounting fiscal pressures, we intensified the fund's focus on what we believe are better quality securities. We shifted assets away from the state's uninsured general obligation bonds, and we have favored insured bonds and securities from highly rated local government entities, including revenue-producing environmental plants, transportation facilities and dormitory authorities backed by private universities.(4) However, we maintained a cautious
approach    to    bonds    issued    by    New    York    City.

The fund began the reporting period with a relatively short average duration, which was largely the result of certain yield enhancement strategies. Over time, we gradually extended the fund's average duration to a range that is modestly shorter than that of the fund's Lipper category average.

What is the fund's current strategy?

We have continued to maintain a relatively conservative investment posture, and we continue to monitor New York' s fiscal condition. When purchasing new securities to complement the fund's core holdings, we generally have focused on high-quality, income-oriented bonds in the 25- to 30-year maturity range. We have also attempted to reduce the number of holdings in the fund by consolidating positions into larger blocks of securities from some of the market's more well-known, liquid issuers.

June 16, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

(4) INSURANCE ON INDIVIDUAL BONDS EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund

FUND PERFORMANCE

                 Dreyfus           Lehman
                New York          Brothers
               Tax Exempt        Municipal
 PERIOD          Bond              Bond
               Fund, Inc.         Index *

5/31/93         10,000            10,000
5/31/94         10,142            10,247
5/31/95         10,907            11,181
5/31/96         11,108            11,691
5/31/97         12,011            12,660
5/31/98         13,135            13,847
5/31/99         13,722            14,494
5/31/00         13,387            14,369
5/31/01         14,992            16,113
5/31/02         15,838            17,161
5/31/03         17,351            18,941


Comparison of change in value of $10,000 investment in Dreyfus New York Tax Exempt Bond Fund, Inc. and the Lehman Brothers Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 5/31/03

                   1 Year             5 Years          10 Years
------------------------------------------------------------------------

FUND                9.56%              5.73%             5.67%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC. ON 5/31/93 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN NEW YORK MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH ABOVE TAKES INTO ACCOUNT FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN NEW YORK MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

May 31, 2003

                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS--98.0%                                                     Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK--93.7%

Erie County Industrial Development Agency, Life Care

  Community Revenue (Episcopal Church Home)

   5.875%, 2/1/2018                                                                          11,000,000               11,032,010

Huntington Housing Authority, Senior Housing Facility

  Revenue (Gurwin Jewish Senior Residences)

   6%, 5/1/2039                                                                               3,750,000                3,320,400

Long Island Power Authority, Electric Power and Light

  System Revenue:

      5.25%, 12/1/2014 (Insured; FSA)                                                        16,000,000               19,127,200

      5.25%, 12/1/2026 (Insured; MBIA)                                                       15,000,000               16,087,500

      5.375%, 5/1/2033                                                                        8,000,000                8,339,920

Metropolitan Transportation Authority, Revenue:

   5.125%, 11/15/2031                                                                        13,100,000               13,792,859

   Commuter Facilities 6%, 7/1/2016

      (Insured; FGIC) (Prerefunded 7/1/2008)                                                  9,000,000  (a)          10,710,990

   Service Contract 5.125%, 1/1/2029                                                         20,975,000               22,143,307

Municipal Assistance Corporation for City of New York,

  Revenue:

      6%, 7/1/2005                                                                            9,500,000               10,452,090

      6.25%, 7/1/2008                                                                        14,455,000               17,041,722

New York City:

   6.50%, 3/15/2005                                                                          13,770,000               14,930,536

   5.75%, 2/1/2007 (Insured; AMBAC)                                                             305,000                  339,636

   10.03%, 2/1/2007                                                                           6,000,000  (b,c)         7,362,780

   6.25%, 2/15/2007                                                                               5,000                    5,411

   6.25%, 2/15/2007 (Prerefunded 2/15/2005)                                                   5,370,000  (a)           5,894,703

   5.75%, 8/15/2008                                                                               5,000                    5,116

   5.75%, 8/15/2008 (Prerefunded 8/15/2003)                                                   4,995,000  (a)           5,118,826

   5.375%, 8/1/2009 (Insured; FGIC)                                                           7,000,000                7,936,880

   6.25%, 8/1/2009 (Prerefunded 8/1/2004)                                                     8,660,000  (a)           9,312,098

   6.25%, 8/1/2010 (Prerefunded 8/1/2004)                                                     9,400,000  (a)          10,107,820

   5.80%, 8/1/2011                                                                           18,775,000               19,169,838

   5.75%, 8/15/2011 (Prerefunded 8/15/2003)                                                   1,120,000  (a)           1,147,765

   6.375%, 8/15/2012 (Prerefunded 8/15/2005)                                                  9,975,000  (a)          11,214,893

   5.875%, 8/1/2024 (Insured; MBIA)                                                          13,700,000               15,323,450

New York City Industrial Development Agency:

  IDR:

    (Brooklyn Navy Yard Cogen Partners):

         6.20%, 10/1/2022                                                                    13,925,000               13,881,554

         5.65%, 10/1/2028                                                                    12,500,000               11,611,000

      (Field Hotel Association LP) 6%, 11/1/2028                                             13,525,000  (f)           8,155,575

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York City Municipal Water Finance Authority,

  Water and Sewer Systems Revenue:

      5.625%, 6/15/2011                                                                      14,590,000               15,428,633

      5.625%, 6/15/2011 (Prerefunded 6/15/2004)                                                 210,000  (a)             222,071

      5.625%, 6/15/2019 (Insured; MBIA)                                                      16,085,000               17,835,048

      5.75%, 6/15/2029 (Insured; MBIA)                                                       13,000,000               14,734,720

      5.50%, 6/15/2033                                                                        8,890,000                9,875,368

      5%, 6/15/2034                                                                          14,425,000               15,084,222

      5.125%, 6/15/2034                                                                       6,475,000                6,835,334

New York City Transitional Finance Authority,

  Future Tax Secured Revenue:

      6%, 8/15/2016 (Insured; FGIC)
         (Prerefunded 8/15/2009)                                                              5,000,000  (a)           6,105,850

      5.75%, 8/15/2019                                                                        5,000,000                6,033,950

      5.50%, 5/1/2025                                                                         4,800,000                5,332,704

      5.50%, 5/1/2025
         (Prerefunded 5/1/2009)                                                               3,710,000  (a)           4,397,871

      5%, 2/1/2027                                                                           15,775,000               16,519,264

State of New York:

   5.70%, 8/15/2011                                                                           4,500,000                4,925,025

   5.80%, 10/1/2013                                                                           4,715,000                5,312,438

   5.875%, 3/15/2014                                                                          3,000,000                3,285,030

   5.50%, 7/15/2016                                                                          10,165,000               11,531,074

New York State Dormitory Authority, Revenues:

   10.122%, 5/15/2011                                                                         9,950,000  (b,c)        13,822,540

   (City University Systems):

      5.25%, 7/1/2008 (Insured; FGIC)                                                           200,000                  229,352

      8.431%, 7/1/2008 (Insured; FGIC)                                                        4,900,000  (b,c)         6,330,604

      8.631%, 7/1/2008 (Insured; FGIC)                                                        3,950,000  (b,c)         5,088,548

      5.35%, 7/1/2009 (Insured; FGIC)                                                           200,000                  228,964

      5.50%, 7/1/2016 (Insured; AMBAC)                                                       23,000,000               25,590,490

      5.625%, 7/1/2016 (Insured; FGIC)                                                        9,120,000               11,167,440

      5.50%, 7/1/2019 (Insured; FSA)                                                         10,000,000               11,378,800

   (Columbia University):

      5.125%, 7/1/2018                                                                        4,450,000                5,029,657

      5%, 7/1/2022                                                                            2,895,000                3,142,001

      5%, 7/1/2023                                                                            4,720,000                5,090,142

   (Fordham University)

      5%, 7/1/2027 (Insured; FGIC)                                                            5,100,000                5,364,027

   Health, Hospital and Nursing Home:

      (Lenox Hill Hospital Obligated Group)

         5.50%, 7/1/2030                                                                      4,000,000                4,213,080


                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Dormitory Authority, Revenues (continued):

  Health, Hospital and Nursing Home (continued):

    (Memorial Sloan Kettering Cancer Center):

         5.75%, 7/1/2020 (Insured; MBIA)                                                      3,000,000                3,668,340

         5%, 7/1/2034                                                                        24,595,000               25,679,639

      (Menorah Campus)

         6.10%, 2/1/2037 (Insured; FHA)                                                       8,300,000                9,443,740

      (Miriam Osborne Memorial Home)

         6.875%, 7/1/2025 (Insured; ACA)                                                      6,105,000                6,951,214

      (North Shore University Hospital at Forest Hills)

         5.50%, 11/1/2013 (Insured; MBIA)                                                     2,625,000                3,149,843

      (New York University):

         5.75%, 7/1/2027 (Insured; MBIA)                                                     34,625,000               42,706,129

         5%, 7/1/2031 (Insured; AMBAC)                                                        5,000,000                5,226,300

         5.50%, 7/1/2040 (Insured; AMBAC)                                                     8,000,000                9,790,320

      (Rockefeller University) 5%, 7/1/2032                                                  18,480,000               19,522,087

      (School District Financing Program):

         5.375%, 10/1/2022 (Insured; MBIA)                                                   35,000,000               38,904,250

         5.25%, 10/1/2023 (Insured; MBIA)                                                    10,000,000               10,912,400

      State Personal Income Tax
         5.375%, 3/15/2020                                                                    5,000,000                5,619,000

      (State University Dormitory Facilities)

         5%, 7/1/2032                                                                         9,820,000               10,245,795

      (State University Educational Facilities):

         5.875%, 5/15/2011                                                                      100,000                  119,577

         7.50%, 5/15/2011                                                                     2,570,000                3,210,907

         7.50%, 5/15/2011
            (Prerefunded 5/15/2011)                                                           1,180,000  (a)           1,541,045

         5.50%, 5/15/2013 (Insured; MBIA)                                                       100,000                  119,838

         5.50%, 5/15/2013 (Insured; FGIC)                                                        35,000                   41,735

         9.589%, 5/15/2013 (Insured; FGIC)                                                    5,000,000  (b,c)         6,924,500

         9.589%, 5/15/2013 (Insured; MBIA)                                                    6,450,000  (b,c)         9,009,167

         Series B 5.75%, 5/15/2016 (Insured; FSA)                                             2,000,000                2,418,880

         Series C 5.75%, 5/15/2016 (Insured; FSA)                                             4,000,000                4,942,920

         5.50%, 7/1/2026 (Insured; FGIC)                                                     10,000,000               11,100,200

New York State Energy Research
   and Development Authority:

      Electric Facilities Revenue

         (Consolidated Edison Co. Project)

         7.125%, 12/1/2029                                                                   13,000,000               14,146,080

      PCR (Central Hudson Gas)

         5.45%, 8/1/2027 (Insured; AMBAC)                                                     9,000,000                9,711,090

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Environmental Facilities Corp., State

  Water and Drinking Revolving Funds (New York

  City Municipal Water Project):

      5.25%, 6/15/2019                                                                       11,205,000               12,579,517

      5.25%, 6/15/2020                                                                       13,745,000               15,307,806

      5.125%, 6/15/2023                                                                      14,685,000               15,852,751

      5.125%, 6/15/2027                                                                      10,000,000               10,670,400

New York State Housing Finance Agency, Revenue:

   Health Facilities 6%, 5/1/2008                                                                10,000                   11,104

   Housing Projects 6.10%, 11/1/2015 (Insured; FSA)                                          12,835,000               14,164,706

   Multi-Family Housing Secured Mortgage

      10.372%, 5/1/2008 (Guaranteed; SONYMA)                                                  4,995,000  (b,c)         6,093,800

   State Personal Income Tax (Economic

      Development and Housing) 5.125%, 9/15/2028                                             12,425,000               13,142,668

New York State Local Government Assistance Corp.:

   5%, 4/1/2021 (Insured; MBIA)                                                              10,000,000               11,259,100

   6%, 4/1/2024 (Prerefunded 4/1/2005)                                                        6,905,000                7,658,266

New York State Medical Care Facilities
   Finance Agency, Revenue:

      FHA Insured Mortgage:

         (Montefiore Medical Center)

            5.75%, 2/15/2015 (Insured; AMBAC)                                                 6,750,000                7,303,905

         (New York Hospital) 6.50%, 8/15/2029

            (Insured; AMBAC) (Prerefunded 2/15/2005)                                         12,000,000  (a)          13,334,400

      Hospital and Nursing Home FHA Insured Mortgage:

         6.125%, 2/15/2015 (Insured; FHA)                                                    10,785,000               11,726,099

         6.125%, 2/15/2015

            (Insured; FHA) (Prerefunded 2/15/2003)                                            2,480,000  (a)           2,806,269

      Mental Health Services 6%, 2/15/2025

         (Insured; MBIA) (Prerefunded 2/15/2005)                                              8,710,000  (a)           9,605,040

New York State Mortgage Agency,
   Homeowner Mortgage, Revenue:

      5.10%, 10/1/2007                                                                          150,000                  165,213

      5.40%, 10/1/2010                                                                          160,000                  173,786

      9.34%, 10/1/2010                                                                        1,380,000  (b,c)         1,617,802

      5.55%, 10/1/2012                                                                          190,000                  204,600

      9.64%, 10/1/2012                                                                        2,405,000  (b,c)         2,774,600

      5.85%, 4/1/2017                                                                         2,620,000                2,831,303

      6%, 4/1/2017                                                                            6,000,000                6,452,040

      6%, 10/1/2022                                                                           5,000,000                5,337,750

      6.20%, 10/1/2026                                                                          100,000                  110,521

      10.94%, 10/1/2026                                                                      14,000,000  (b,c)        16,945,880

      5.80%, 10/1/2028                                                                        8,920,000                9,891,120


                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Mortgage Agency,
  Homeowner Mortgage, Revenue (continued):

      5.85%, 10/1/2028                                                                        9,845,000               10,454,110

      5.40%, 4/1/2029                                                                         9,995,000               10,412,491

      5.875%, 4/1/2030                                                                        7,000,000                7,543,480

New York State Power Authority,
   Revenue and General Purpose:

      5.50%, 11/15/2016                                                                       5,000,000                5,424,400

      5.50%, 11/15/2017                                                                       3,500,000                3,793,440

      5%, 11/15/2019                                                                         10,000,000               10,916,700

      5%, 11/15/2020                                                                         10,000,000               10,842,400

New York State Thruway Authority,
   Service Contract Revenue:

      (Highway and Bridge Trust Fund):

         5%, 4/1/2019 (Insured; AMBAC)                                                       13,195,000               14,388,884

         5%, 4/1/2020 (Insured; AMBAC)                                                       10,000,000               10,834,500

      (Local Highway and Bridge):

         5.50%, 4/1/2004                                                                      8,000,000                8,293,760

         5%, 4/1/2006                                                                           250,000                  274,238

         8.385%, 4/1/2006                                                                    10,660,000  (b,c)        12,717,593

         5.25%, 4/1/2010                                                                      8,550,000                9,736,227

         5.25%, 4/1/2010 (Prerefunded 4/1/2007)                                               1,450,000  (a)           1,664,875

         6%, 4/1/2011                                                                         2,200,000                2,546,742

         6%, 4/1/2011 (Prerefunded 4/1/2007)                                                  2,800,000  (a)           3,292,520

         6%, 4/1/2012                                                                         2,395,000                2,772,476

         6%, 4/1/2012 (Prerefunded 4/1/2007)                                                  3,800,000  (a)           4,468,420

         5.75%, 4/1/2013

            (Insured; MBIA) (Prerefunded 4/1/2004)                                            5,185,000  (a)           5,492,989

         5.75%, 4/1/2016 (Insured; MBIA)
            (Prerefunded 4/1/2006)                                                           32,950,000  (a)          37,609,460

      State Personal Income Tax (Transportation)

         5.125%, 3/15/2021                                                                   10,000,000               10,845,700

New York State Urban Development Corp.:

  Correctional Capital Facilities:

      5.625%, 1/1/2017 (Insured; FSA)                                                         5,865,000                6,617,362

      5.25%, 1/1/2030 (Insured; FSA)                                                          5,000,000                5,837,450

      Local or Guaranteed Housing

         5.50%, 7/1/2016 (Insured; FHA)                                                      13,250,000               14,742,348

      State Facilities
         5.70%, 4/1/2020 (Insured; MBIA)                                                     20,000,000               24,398,200

Niagara County Industrial Development Agency, SWDR

   5.55%, 11/15/2024                                                                          2,500,000                2,647,975

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Orange County Industrial Development Agency,

  Life Care Community Revenue

   (Glen Arden Inc. Project) 5.70%, 1/1/2028                                                  4,600,000                3,907,516

Port Authority of New York and New Jersey:

   (Consolidated Bond 85th Series)
      5.375%, 3/1/2028                                                                       15,625,000               17,889,219

   (Consolidated Bond 93rd Series)
      6.125%, 6/1/2094                                                                       15,000,000               18,004,950

   (Consolidated Bond 99th Series)

      6%, 11/1/2013 (Insured; FGIC)                                                           5,810,000                6,274,858

   (Consolidated Bond 121st Series)

      5.375%, 10/15/2035 (Insured; MBIA)                                                     14,950,000               16,367,111

   (Consolidated Bond 125th Series)

      5%, 10/15/2019 (Insured; FSA)                                                          13,150,000               14,490,906

   Special Obligation Revenue

      (JFK International Air Terminal-6):

         6.25%, 12/1/2013 (Insured; MBIA)                                                     6,000,000                7,260,360

         6.25%, 12/1/2014 (Insured; MBIA)                                                    10,000,000               12,104,600

Scotia Housing Authority, Housing Revenue

  (Coburg Village Inc. Project):

      6.10%, 7/1/2018                                                                         1,400,000  (d)             907,200

      6.15%, 7/1/2028                                                                         3,880,000  (d)           2,514,240

      6.20%, 7/1/2038                                                                        13,000,000  (d)           8,424,000

Suffolk County Industrial Development Agency:

  IDR (Nissequogue Cogen Partners Facility)

      5.30%, 1/1/2013                                                                         2,250,000                2,184,120

   Solid Waste Disposal Facilities Revenue,

      (Ogden Martin Systems):

         5.75%, 10/1/2006 (Insured; AMBAC)                                                       25,000                   28,300

         9.94%, 10/1/2006 (Insured; AMBAC)                                                    4,925,000  (b,c)         6,225,249

Tompkins County Industrial Development Agency,

  Civic Facility Revenue (Ithacare Center Project)

   6.20%, 2/1/2037 (Insured; FHA)                                                             6,000,000                6,854,520

Triborough Bridge and Tunnel Authority,

  General Purpose Revenues:

      5.375%, 1/1/2019                                                                        7,500,000                8,967,975

      5.50%, 1/1/2024                                                                        18,635,000               20,485,269

      5.50%, 1/1/2030                                                                        10,540,000               12,606,683

Watervliet Housing Authority, Residential Housing

  Revenue (Beltrone Living Center Project):

      6%, 6/1/2028                                                                            1,800,000                1,630,008

      6.125%, 6/1/2038                                                                        6,800,000                6,115,444


                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Yonkers Industrial Development Agency, Civic Facilities

  Revenue (Saint Joseph's Hospital):

      6.15%, Series A 3/1/2015                                                                1,000,000                  816,690

      6.15%, Series C 3/1/2015                                                                3,500,000                2,858,415

U.S. RELATED--4.3%

Commonwealth of Puerto Rico,
  Public Improvement:

      5.50%, 7/1/2010 (Insured; FSA)                                                            500,000                  593,455

      9.099%, 7/1/2010 (Insured; FSA)                                                         4,800,000  (b,c)         6,594,288

      6%, 7/1/2015 (Insured; MBIA)                                                            3,000,000                3,776,160

      9.573%, 7/1/2015 (Insured; FSA)                                                         5,000,000  (b,c)         7,094,400

      6%, 7/1/2026                                                                            5,000,000                5,887,900

Puerto Rico Highway and Transportation Authority,

   Highway Revenue 6%, 7/1/2022                                                               9,500,000               10,962,715

Puerto Rico Infrastructure Financing Authority,

  Special Obligation:

      5.50%, 10/1/2032                                                                       10,000,000               11,331,300

      5.50%, 10/1/2040                                                                        5,000,000                5,668,800

Puerto Rico Public Buildings Authority, Revenue

  (Government Facilities)

   5.25%, 7/1/2014 (Insured; FGIC)                                                           10,000,000               11,854,100

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $1,325,780,066)                                                                                           1,446,075,059
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--1.5%
--------------------------------------------------------------------------------

New York City Transitional Finance Authority, VRDN:

   1.30%                                                                                     12,000,000  (e)          12,000,000

   Future Tax Secured Revenue 1.35%                                                           3,900,000  (e)           3,900,000

   New York City Recovery

      1.35% (SBPA; Bank of New York)                                                          4,000,000  (e)           4,000,000

Port Authority of New York
   and New Jersey, VRDN

   Special Obligation Revenue

   (Versatile Structure) 1.33%                                                                2,000,000  (e)           2,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $21,900,000)                                                                                                 21,900,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,347,680,066)                                                           99.5%            1,467,975,059

CASH AND RECEIVABLES (NET)                                                                          .5%                7,941,798

NET ASSETS                                                                                       100.0%            1,475,916,857

                                                                                                     The Fund


STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

ACA                 American Capital Access                     MBIA                Municipal Bond Investors Assurance
                                                                                        Insurance Corporation
AMBAC               American Municipal Bond
                        Assurance Corporation                   PCR                 Pollution Control Revenue

FGIC                Financial Guaranty Insurance                SBPA                Standby Bond Purchase Agreement
                        Company
                                                                SONYMA              State of New York
FHA                 Federal Housing Administration                                      Mortgage Agency

FSA                 Financial Security Assurance                SWDR                Solid Waste Disposal Revenue

IDR                 Industrial Development Revenue              VRDN                Variable Rate Demand Notes






Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              55.6

AA                               Aa                              AA                                               28.1

A                                A                               A                                                 6.7

BBB                              Baa                             BBB                                               1.9

F1                               MIG1/P1                         SP1/A1                                            1.2

Not Rated (g)                    Not Rated (g)                   Not Rated( g)                                     6.5

                                                                                                                 100.0

(A) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(B)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
PERIODICALLY.

(C) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MAY 31, 2003, THESE SECURITIES AMOUNTED TO $108,601,751 OR 7.4% OF NET ASSETS.

(D)  NON INCOME PRODUCING SECURITY; INTEREST PAYMENTS IN DEFAULT.

(E) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(F) THE FUND DID NOT RECEIVE THE FULL AMOUNT OF THE INTEREST DUE AT THE LAST PAYMENT DATE.

(G) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S, HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

May 31, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         1,347,680,066  1,467,975,05

Interest receivable                                                  21,301,147

Receivable for shares of Common Stock subscribed                          6,019

Prepaid expenses                                                         31,488

                                                                  1,489,313,713
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           608,914

Cash overdraft due to Custodian                                         412,529

Payable for investment securities purchased                          11,925,100

Payable for shares of Common Stock redeemed                             289,822

Accrued expenses                                                        160,491

                                                                     13,396,856
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,475,916,857
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,349,493,255

Accumulated undistributed investment income--net                        171,979

Accumulated net realized gain (loss) on investments                   5,956,630

Accumulated net unrealized appreciation
  (depreciation) on investments                                     120,294,993
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,475,916,857
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)      94,808,383

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   15.57

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended May 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     76,822,514

EXPENSES:

Management fee--Note 3(a)                                            8,781,801

Shareholder servicing costs--Note 3(b)                               1,326,465

Custodian fees                                                          91,119

Professional fees                                                       69,170

Directors' fees and expenses--Note 3(c)                                 57,015

Registration fees                                                       27,212

Prospectus and shareholders' reports                                    26,377

Loan commitment fees--Note 2                                            20,316

Miscellaneous                                                           50,476

TOTAL EXPENSES                                                      10,449,951

INVESTMENT INCOME--NET                                              66,372,563
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             13,594,708

Net unrealized appreciation (depreciation) on investments           53,696,300

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              67,291,008

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               133,663,571

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended May 31,
                                             -----------------------------------

                                                     2003                2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         66,372,563           70,624,615

Net realized gain (loss) on investments        13,594,708           12,631,027

Net unrealized appreciation
   (depreciation) on investments               53,696,300           (2,249,288)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  133,663,571           81,006,354
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (66,134,988)         (70,550,752)

Net realized gain on investments              (14,931,558)          (4,154,863)

TOTAL DIVIDENDS                               (81,066,546)         (74,705,615)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 195,712,798          235,348,612

Dividends reinvested                           58,417,647           52,996,525

Cost of shares redeemed                      (292,533,515)        (281,969,751)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (38,403,070)           6,375,386

TOTAL INCREASE (DECREASE) IN NET ASSETS        14,193,955           12,676,125
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,461,722,902        1,449,046,777

END OF PERIOD                               1,475,916,857        1,461,722,902

Undistributed investment income--net              171,979                  --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    12,854,928           15,626,658

Shares issued for dividends reinvested          3,833,192            3,515,949

Shares redeemed                               (19,177,788)         (18,727,854)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (2,489,668)             414,753

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                       Year Ended May 31,
                                                        ----------------------------------------------------------------------------
                                                        2003              2002(a)           2001             2000             1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,

   beginning of period                                 15.02             14.96             14.03             15.27            15.47

Investment Operations:

Investment income--net                                   .69(b)            .72(b)            .72               .72              .74

Net realized and unrealized

   gain (loss) on investments                            .71               .11               .93             (1.10)            (.06)

Total from Investment Operations                        1.40               .83              1.65              (.38)             .68

Distributions:

Dividends from
   investment income--net                               (.69)             (.73)             (.72)             (.73)            (.74)

Dividends from net realized
   gain on investments                                  (.16)             (.04)             (.00)(c)          (.13)            (.14)

Total Distributions                                     (.85)             (.77)             (.72)             (.86)            (.88)

Net asset value, end of period                         15.57             15.02             14.96             14.03            15.27
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                        9.56              5.64             11.99             (2.44)            4.47
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
    average net assets                                   .71               .70               .73               .75              .75

Ratio of net investment income

   to average net assets                                4.53              4.82              4.91              5.02             4.77

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                                --                --               .04               .05              .01

Portfolio Turnover Rate                                29.28             19.47             17.57             37.67            20.77
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     1,475,917         1,461,723         1,449,047         1,387,952        1,602,113

(A)  AS REQUIRED, EFFECTIVE JUNE 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON A
DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED MAY 31, 2002 WAS TO
INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED AND
UNREALIZED GAIN (LOSS) ON INVESTMENTS BY LESS THAN $.01 AND INCREASE THE RATIO
OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.81% TO 4.82%. PER SHARE
DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT
BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus New York Tax Exempt Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 (the "Act"), as a non-diversified, open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from federal, New York state and New York city personal income taxes as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the fund' s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions  are  recorded  on  the  identified  cost  basis.  Interest income,
adjusted   for   amortization  of  discount  and  premium  on  invest  The  Fun

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

ments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $32,203 during the period ended May 31, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At May 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $3,251,097, undistributed capital gains
$3,513,538    and    unrealized    appreciation    $119,545,527.

The tax character of distributions paid to shareholders during the fiscal years ended May 31, 2003 and May 31, 2002 were as follows: tax exempt income $66,134,988 and $70,550,752, ordinary income

$412,111  and  $174,920  and long-term capital gains $14,519,447 and $3,979,943, respectively.

During the period ended May 31, 2003, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $65,596, increased accumulated net realized gain (loss) on investments by $145,486 and decreased paid-in capital by $79,890. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2003, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage commissions, commitment fees and extraordinary expenses, exceed 11_2% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended May 31, 2003, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated The Fun

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2003, the fund was charged $844,651 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2003, the fund was charged $374,885 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended May 31, 2003, redemption fees charged and retained by the fund amounted to $20,003.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2003, amounted to $412,516,234 and $440,974,040, respectively.

At May 31, 2003, the cost of investments for federal income tax purposes was $1,348,429,532; accordingly, accumulated net unrealized appreciation on investments was $119,545,527, consisting of $136,135,272 gross unrealized appreciation and $16,589,745 gross unrealized depreciation


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus New York Tax Exempt Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus New York Tax Exempt Bond Fund, Inc., including the statement of investments, as of May 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2003 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New York Tax Exempt Bond Fund, Inc. at May 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                                        ERNST & YOUNG LLP

New York, New York
July 7, 2003

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended May 31, 2003:

-- all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular federal income tax, and for individuals who are New York residents, New York state and New York city personal income taxes), and

-- the fund hereby designates $.1517 per share as a long-term capital gain distribution of the $.1560 per share paid on December 6, 2002.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2003 calendar year on Form 1099-DIV which will be mailed by January 31, 2004.


BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

*  The  Newark  Group,  a  provider  of  a  national  market  of  paper recovery
facilities,   paperboard   mills  and  paperboard  converting  plants,  Directo

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

DAVID W. BURKE (67)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

SAMUEL CHASE (71)

BOARD MEMBER (1983)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

GORDON J. DAVIS (61)

BOARD MEMBER (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae LLP

* Presidient, Lincoln Center for the Performing Arts, Inc. (2001)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Consolidated    Edison,    Inc.,    a    utility    company,    Director

* Phoenix Companies, Inc., a life insurance company, Director

* Board Member/Trustee for several not-for-profit groups

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

JONI EVANS (61)

BOARD MEMBER (1983)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Vice President of the William Morris Agency

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

ARNOLD S. HIATT (76)

BOARD MEMBER (1983)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Chairman of The Stride Rite Charitable Foundation

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    Isabella Stewart Gardner Museum, Trustee

*    John Merck Fund, a charitable trust, Trustee

*    Business for Social Responsibility, Chairman

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

BURTON N. WALLACK (52)

BOARD MEMBER (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and co-owner of Wallack Management Company, a real estate management company

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 206 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 37 investment companies (comprised of 46 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 206 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 199 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 206 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 58 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 206 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc


                                                           For More Information

                        Dreyfus New York Tax Exempt Bond Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call
1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  980AR0503




ITEM 2. CODE OF ETHICS.

                Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

(a)   Not applicable.

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

[NAME OF FUND]

By:   /s/Stephen E. Canter
      ---------------------
      Stephen E. Canter
      President

Date:  July 30, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/ STEPHEN E. CANTER
      Stephen E. Canter
      Chief Executive Officer

Date:  July 30, 2003

By:   /S/ JAMES WINDELS
      James Windels
      Chief Financial Officer

Date:  July 30, 2003


                                EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.